SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                             FMI Mutual Funds, Inc.
                (Name of Registrant as Specified in its Charter)
           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:


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Notice of Special Meeting of Shareholders of
The FMI AAM Palm Beach Total Return Fund
To be Held September 9, 2002

To Shareholders of the FMI AAM Palm Beach Total Return Fund:

     We invite you to attend a special meeting of shareholders of the FMI AAM Palm Beach Total Return Fund, on Monday, September 9, 2002, at 9:30 a.m. (local time), at the offices of Fiduciary Management, Inc. at 225 East Mason Street, Milwaukee, Wisconsin 52302. As we describe in the accompanying proxy statement, the shareholders will vote on proposals to:

     1. Approve a new sub-advisory agreement for the fund with Provident Trust Company.

     2. Approve an amendment to the fund's investment advisory agreement reducing the investment adviser's fee and modifying the adviser's reimbursement obligations.

     3. Approve changing the fund's classification from "diversified" to "non-diversified."

     The shareholders will also consider and act on any other business that properly comes before the special meeting.

     Following the special meeting (and any adjournments), assuming the shareholders approve the proposals, we will change the designated name of the fund to "FMI Provident Trust Strategy Fund."

     We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. If you attend the special meeting, you can revoke your proxy and vote your shares in person if you choose.

     We look forward to seeing you at the special meeting.

                                       FMI MUTUAL FUNDS, INC.

                                       /s/ Donald S. Wilson

                                       Donald S. Wilson
                                       Secretary
Milwaukee, Wisconsin
August 19, 2002

                           FREQUENTLY ASKED QUESTIONS


Q:   Why have I received this proxy statement?

     Our Board of Directors has sent you this proxy statement, starting around August 19, 2002 to ask for your vote as a shareholder of the FMI AAM Palm Beach Total Return Fund.

Q:   What am I voting on?

     You will vote on the following proposals:

      Proposal No.                          Description
      ------------                          -----------
           1            Approval of the new sub-advisory agreement for the fund.
           2            Approval of the amendment to the investment advisory
                        agreement reducing the investment adviser's fee and
                        modifying the adviser's reimbursement obligations.
           3            Approval of the fund becoming a non-diversified fund.

     Our Board of Directors is not aware of any other matter that will be presented to you at the special meeting.

Q:   Who is entitled to vote?

     If you owned shares of the fund as of the close of business on the record date, August 12, 2002, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date.

Q:   Do I need to attend the special meeting in order to vote?

     No. You can vote either in person at the special meeting or by completing and mailing the enclosed proxy card.

Q:   How will proxies be solicited?

     We (the fund) will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegraph and personally. We will not pay these officers and employees specifically for soliciting proxies. We may elect to use the services of an outside proxy solicitor. We will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material, and the cost of using the services of any such outside proxy solicitor.

Q:   How many shares of the fund's stock are entitled to vote?

     As of the record date, there were 373,834.530 shares of the fund entitled to vote at the special meeting.

Q:   What happens if the special meeting is adjourned?

     The special meeting could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve a proposal are not received. For purposes of any adjournment, proxies will be voted "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q:   What constitutes a quorum?

     A "quorum" refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. A majority of the votes of the shares of the fund entitled to be cast represent a quorum.

Q:   What happens if I sign and return my proxy card but do not mark my vote?

     Mr. Ted D. Kellner and Mr. Donald S. Wilson, as proxies, will vote your shares to approve adopting the new sub-advisory agreement, to approve amending the investment advisory agreement and to approve changing the classification of the fund from "diversified" to "non-diversified."

Q:   May I revoke my proxy?

     You may revoke your proxy at any time before it is exercised by giving notice of your revocation to us in writing (by subsequent proxy or otherwise). Your presence at the special meeting does not itself revoke your proxy.

Q:   Who will count the votes?

     Fiduciary Management, Inc., Milwaukee, Wisconsin will count the votes and act as inspector of elections.

Q:   How can I obtain a copy of the annual report?

     You may request a copy of our latest annual report and semi-annual report succeeding the annual report by writing to FMI Mutual Funds, Inc., 225 East Mason Street, Milwaukee, Wisconsin 52302, Attention: Corporate Secretary, or by calling 1-800-811-5311. We will furnish these copies free of charge.


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


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of shares of the FMI AAM Palm Beach Total Return Fund as of August 12, 2002 by: (a) each named executive officer and director; (b) all of the named executive officers and directors as a group; and (c) each person or entity known by us to own beneficially more than 5% of the shares of the fund.

                                           Amount of                 Percentage
Name of Beneficial Owner             Beneficial Ownership            Ownership
------------------------      ---------------------------------      ----------
                               Sole       Shared      Aggregate
                              ------     --------     ---------
Barry K. Allen                  0           0             0              *
George D. Dalton                0           0             0              *
Patrick J. English              0           0             0              *
Ted D. Kellner                9,728      38,910**      48,638          13.01%
Gordon H. Gunnlaugsson          0           0             0              *
Paul S. Shain                   0           0             0              *
Gary G. Wagner                  0           0             0              *
Camille F. Wildes               0           0             0              *
Donald S. Wilson              4,864      38,910**      43,774          11.71%
Officers and directors
 as a group (9 persons)        N/A         N/A         53,502          14.31%
----------
*Less than 1%

**Includes 38,910 shares owned by retirement plans of the fund's investment adviser. Messrs. Kellner and Wilson share voting authority of these same shares.

                                             Amount of               Percentage
Name and Address of 5% Owners          Beneficial Ownership          Ownership
-----------------------------          --------------------          ----------
Carole A Bonner                               56,290                   15.06%
1550 N. 123 Street
Wauwatosa, WI 53226

U.S. Trust Company                            38,391                   10.27%
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402

Robert W. Baird & Co.                         34,462                    9.22%
Attn:  Mutual Funds
777 E. Wisconsin Ave.
Milwaukee, WI 53202-5300

             PROPOSAL NO. 1: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

     General. Our investment adviser, Fiduciary Management, Inc., a Wisconsin corporation with its principal executive office at 225 East Mason Street, Milwaukee, Wisconsin 53202, provides investment advisory and administrative services to the FMI AAM Palm Beach Total Return Fund. Prior to January 31, 2002, Palm Beach Investment Advisers, LLC made the specific investments for the fund, as its portfolio manager. Our investment adviser retained overall responsibility for the assets under management, provided overall investment strategies and programs for the fund, and evaluated the portfolio manager's performance.

     Effective as of January 31, 2002, Palm Beach Investment Advisers merged into Greer Capital Management Company. Under the Investment Company Act of 1940, the merger of Palm Beach Investment Advisers into Greer Capital Management effected the "assignment" and automatic termination of Palm Beach Investment Adviser's sub-advisory agreement. Since January 31, 2002, our investment adviser has acted as our portfolio manager.

     On August 12, 2002, our Board of Directors approved a new sub-advisory agreement with Provident Trust Company, substantially in the form attached hereto as Annex A. The new sub-advisory agreement is to take effect upon it being approved by the shareholders of the fund.

     The new sub-advisory agreement is substantially the same as the prior sub-advisory agreement. It differs from the prior sub-advisory agreement in two principal respects, the fee payable to the new portfolio manager is lower and the new portfolio manager's reimbursement obligations have been modified. Under the prior sub-advisory agreement and the new sub-advisory agreement, our investment adviser, and not the fund, pays the portfolio manager's fees. Consequently, the fees paid by the fund will not be changed if the new sub-advisory agreement is approved. In connection with entering into the new sub-advisory agreement (assuming it is approved by the shareholders), we will (with shareholder approval) amend the existing investment advisory agreement for the fund to reduce the advisory fee to be paid to the investment adviser for managing the investment of the fund's assets and to modify the reimbursement obligations of the investment adviser respecting expenses of the fund. (See Proposal No. 2 for a description of the proposed amended investment advisory agreement.)

     Discussion. The new sub-advisory agreement contains substantially the same terms and conditions as the prior sub-advisory agreement other than the compensation rate and the portion of any fee waiver or expense reimbursement by our investment adviser that the portfolio manager is obligated to pay.

     Pursuant to the prior sub-advisory agreement and the new sub-advisory agreement, the portfolio manager makes specific portfolio investments in accordance with the fund's investment objectives, restrictions and policies and overall investment approach and strategies provided by our investment adviser. The portfolio manager's activities are subject to general supervision by our investment adviser and our Board of Directors. Although our investment adviser and our Board of Directors do not evaluate the investment merits of the portfolio manager's specific securities selections, they do review the overall performance of the portfolio manager.

     The portfolio manager is employed, and may be terminated, by our investment adviser, subject to prior approval by our Board of Directors. The employment of a new portfolio manager requires the prior approval of the shareholders of the fund. However, we may request an order of the

Securities and Exchange Commission exempting the fund from the requirement under the Investment Company Act of 1940 relating to shareholder approval of a new portfolio manager. There can be no assurance that the fund will (or will not) request such an order, or, if requested, that such an order will be granted with respect to the fund.

     Selection and retention criteria for a portfolio manager include: (a) its historical performance record; (b) consistent performance in the context of the markets and preservation of capital in declining markets; (c) organizational stability and reputation; (d) the quality and depth of investment personnel; and
(e) the ability of the portfolio manager to apply its approach consistently.

     Our investment adviser (not the fund) pays the portfolio manager's annual sub-advisory fee. The amount of the sub-advisory fee under the prior sub-advisory agreement was 0.75% of the fund's average daily net assets. Under the new sub-advisory agreement, the annual sub-advisory fee is 0.60% of the fund's average daily net assets (0.50% with respect to average daily net assets in excess of $30 million).

     Under the prior sub-advisory agreement, the portfolio manager was obligated to pay to our investment adviser an amount equal to 75% of any fee waiver or expense reimbursement that the investment adviser was obligated to pay to the fund in any fiscal year. Pursuant to the new sub-advisory agreement, the portfolio manager is obligated to pay to our investment adviser an amount equal to the product of (a) the ratio of the total fee paid to the portfolio manager in any fiscal year (as the numerator) to the total fee paid to the investment adviser in any fiscal year (as the denominator) times (b) any fee waiver or expense reimbursement that our investment adviser is obligated to pay to us in any fiscal year. In any event, our investment adviser remains liable to us for the full amount of any such fee waiver or expense reimbursement.

     With respect to the investment adviser's reimbursement obligations, under the existing investment advisory agreement, the investment adviser has contractually agreed to reimburse the fund for expenses in excess of 1.3% of the fund's average daily net assets. Under the proposed amended investment advisory agreement, the investment adviser will reimburse the fund:

     o for expenses in excess of 1.2% of the fund's first $20,000,000 in average daily net assets;

     o for expenses in excess of 1.1% of the fund's next $10,000,000 in average daily net assets;

     o for expenses in excess of 1.0% of the fund's next $20,000,000 in average daily net assets;

     o for expenses in excess of 0.9% of the fund's next $50,000,000 in average daily net assets; and

     o for expenses in excess of 0.8% of the fund's average daily net assets in excess of $100,000,000.

     The investment adviser will be contractually obligated to make these reimbursements until October 15, 2003. Thereafter, the investment adviser may in its sole discretion voluntarily agree to reimburse expenses of the fund.

     For the fiscal year ended June 30, 2002, assuming the prior portfolio manager had continued to act in this capacity through June 30, 2002, our investment adviser would have paid sub-advisory fees to the portfolio manager of $33,525.

     Had the new sub-advisory agreement been in effect for the fiscal year ended June 30, 2002, assuming the prior portfolio manager had continued to act in this capacity through June 30, 2002, our investment adviser would have paid sub-advisory fees to the portfolio manager of $26,820, which represents a percentage change of -20%.

     If approved, the new sub-advisory agreement will remain in effect for two years from the date of its effectiveness and thereafter as long as its continuance is specifically approved at least annually (a) by our Board of Directors and (b) by the vote of a majority of our directors who are not parties to the sub-advisory agreement or interested persons of our investment adviser or our portfolio manager, cast in person at a meeting called for the purpose of voting on such approval. The new sub-advisory agreement provides that it may be terminated by any party upon giving written notice 30 days in advance to the other parties and that it will be automatically terminated if it is assigned within the meaning of the Investment Company Act of 1940. Under the Investment Company Act of 1940, transactions which do not result in a change of actual control or management of an investment adviser (i.e., the portfolio manager) are not assignments.

     The new sub-advisory agreement provides that the portfolio manager will not be liable to us or our shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The new sub-advisory agreement provides that the portfolio manager and its respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business (whether of a similar or dissimilar nature), and render services to others.

     Description of the Portfolio Manager. Provident Trust Company is a Wisconsin corporation that is owned by James Scott Harkness, the J.S. Harkness 1999 Trust, Max Edward Grefig and Michael Anthony Schelble. Its principal place of business is located at N27 W23957 Paul Road, Suite 204, Pewaukee, Wisconsin 53072. The name, address and principal occupation of Provident Trust Company's principal executive officer and directors are listed below:

     Name and Address                              Principal Occupation
     ----------------                              --------------------

     J. Scott Harkness                                   President
     President and Director                       Provident Trust Company
     N27 W23957 Paul Road
     Suite 204
     Pewaukee, Wisconsin 53072

     Michael A. Schelble                              Vice President
     Vice President and Director                  Provident Trust Company
     N27 W23957 Paul Road
     Suite 204
     Pewaukee, Wisconsin 53072

     Max E. Grefig                                    Vice President
     Vice President and Director                  Provident Trust Company
     N27 W23957 Paul Road
     Suite 204
     Pewaukee, Wisconsin 53072

     John P. Onzik                                       President
     Director                                      Dickten & Masch Mfg.
     N44 W33341 Watertown Plank Road
     Nashotah, WI 53058

     Eugene T. Jacobus                                   President
     Director                                         Jacobus Energy
     11815 West Bradley Road
     Milwaukee, WI 53224


     Required Vote. The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the fund is required for the approval of the new sub-advisory agreement. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of the fund means the vote of the holders of the lesser of
(a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the new sub-advisory agreement, but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (other than by abstention or broker non-votes), assuming more than 50% of the outstanding shares of the fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the new sub-advisory agreement if (b) above is applicable. Abstentions and broker non-votes (i.e., proxies with respect to shares held by a broker or other nominee that are not voted because the nominee lacks discretionary authority to vote the shares) have the same effect as a vote against the new sub-advisory agreement.

     If at the announced time of the meeting insufficient votes have been received to approve the new sub-advisory agreement, we may adjourn the meeting to one or more later dates to allow time to solicit additional proxies sufficient to approve the new sub-advisory agreement. The persons designated as proxies will vote proxies "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments. If the shareholders of the fund do not approve the new sub-advisory agreement for the fund, then we will consider such alternative actions as are in the best interest of the fund.

     Each proposal must be approved before any of the proposals will be implemented. In other words, if any one of the proposals is not approved, then the other proposals will not be implemented (whether or not they are approved).

     Recommendation. Our Board of Directors has unanimously approved the new sub-advisory agreement. In doing so it considered the following factors, among others:

     o The fees to be paid under the new sub-advisory agreement will be paid by our investment adviser, not the fund.

     o The new sub-advisory agreement is substantially identical (other than the fees paid to the portfolio manager and the portion of any fee waiver or expense reimbursement that the portfolio manager is obligated to pay) to the existing sub-advisory agreements.

     o The prior investment performance of Provident Trust Company and the background and reputation of its principals.

     o Fees are lower under the new sub-advisory agreement, which will result in a reduced expense ratio.

     Accordingly, our Board of Directors recommends a vote "for" approval of the new sub-advisory agreement.


        PROPOSAL NO. 2: APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENT

     General. Fiduciary Management, Inc., a Wisconsin corporation with its principal executive office at 225 East Mason Street, Milwaukee, Wisconsin 53202, is the investment adviser for the FMI AAM Palm Beach Total Return Fund. The existing investment advisory agreement for the fund was entered into on October 15, 2001 and has not subsequent to its effective dated been amended or modified by our Board of Directors or submitted to a vote of the shareholders of the fund or any of the other funds that comprise FMI Mutual Funds, Inc.

     Discussion. The amended investment advisory agreement for the fund contains substantially the same terms and conditions as the existing investment advisory agreement for the fund other than the compensation rate and the reimbursement obligations of the investment adviser.

     Pursuant to the existing investment advisory agreement, our investment adviser provides, and pursuant to the amended investment advisory agreement, our adviser will provide, investment advisory and administrative services to the fund. The specific investments for the fund are currently made by the investment adviser, but the normal procedure is to have them made by a portfolio manager pursuant to a sub-advisory agreement. (See Proposal No. 1 for a description of the proposed new sub-advisory agreement.) However, neither the existing investment advisory agreement nor the amended investment advisory agreement obligate our investment adviser to retain a portfolio manager for the fund.

     Pursuant to the existing investment advisory agreement, our investment adviser has, and pursuant to the amended investment advisory agreement, our investment adviser will continue to have, overall responsibility for assets under management. Accordingly, our adviser does and will:

     o    provide overall investment strategies and programs for the fund

     o    evaluate our portfolio manager's performance (if applicable); and

     o provide the fund with office space, equipment and personnel necessary to operate and administer the fund's business and to supervise the provision of third parties such as the transfer agent and the custodian.

     As the investment adviser for the fund under the existing investment advisory agreement, the adviser receives an annual investment advisory fee equal to 1.00% of the fund's average daily net assets equal to or less than $30 million and 0.75% with respect to the fund's average daily net assets in excess of $30 million. Pursuant to the amended investment advisory agreement, the investment adviser will receive an annual investment advisory fee as follows:

     Average Daily Net Assets      Fee as Percentage of Average Daily Net Assets
     ------------------------      ---------------------------------------------
          $0-$30,000,000                               0.75%
     $30,000,001-$100,000,000                          0.65%
         Over $100,000,000                             0.60%

     Under the existing investment advisory agreement, our investment adviser has contractually agreed to reimburse the fund for expenses in excess of 1.3% of the fund's average daily net assets at least until October 15, 2003. Thereafter, the investment adviser may in its sole discretion voluntarily agree to reimburse expenses of the fund. Under the amended investment advisory agreement, our investment adviser will reimburse the fund:

     o for expenses in excess of 1.2% of the fund's first $20,000,000 in average daily net assets;

     o for expenses in excess of 1.1% of the fund's next $10,000,000 in average daily net assets;

     o for expenses in excess of 1.0% of the fund's next $20,000,000 in average daily net assets;

     o for expenses in excess of 0.9% of the fund's next $50,000,000 in average daily net assets; and

     o for expenses in excess of 0.8% of the fund's average daily net assets in excess of $100,000,000.

     Our investment adviser will be contractually obligated to make these reimbursements until October 15, 2003. Thereafter, the investment adviser may in its sole discretion voluntarily agree to reimburse expenses of the fund.

     Our investment adviser pays (not the fund) the fund's portfolio manager an annual sub-advisory fee (if applicable). Under the new sub-advisory agreement, the annual sub-advisory fee is 0.60% of the fund's average daily net assets (0.50% with respect to average daily net assets in excess of $30 million). Pursuant to the new sub-advisory agreement, the portfolio manager is obligated to pay to our investment adviser an amount equal to the product of (a) the ratio of the total fee paid to the portfolio manager in any fiscal year (as the numerator) to the total fee paid to the investment adviser in any fiscal year (as the denominator) times (b) any fee waiver or expense reimbursement that the investment adviser is obligated to pay to the fund in any fiscal year. In any event, the investment adviser remains liable to the fund for the full amount of any such fee waiver or expense reimbursement.

     For the fiscal year ended June 30, 2002, the fund paid the adviser investment advisory fees of $44,700. Had the amended investment advisory agreement been in effect, the fund would have paid the adviser investment advisory fees of $33,525, which represents a percentage change of -25%.

     If approved, the amended investment advisory agreement will remain in effect until October 15, 2003 and thereafter as long as its continuance is specifically approved at least annually (a) by our Board of Directors and (b) by the vote of a majority of the directors who are not parties to the investment advisory agreement or interested persons of the investment adviser cast in person at a meeting called for the purpose of voting on such approval. The amended investment advisory agreement provides that it may be terminated at any time, without the payment of any penalty, by our Board of Directors or by vote of a majority of the fund's shareholders (or, with respect to the other funds that are parties to the agreement, by vote of a majority of a particular fund's shareholders), on sixty days written notice to the investment adviser and by the investment adviser on the same notice to the fund, and that it will be automatically terminated if it is assigned within the meaning of the Investment Company Act of 1940. Under the Investment Company Act of 1940 transactions which do not result in a change of actual control or management of an investment adviser are not assignments.

     The amended investment advisory agreement provides that the investment adviser will not be liable to the fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The amended investment advisory agreement also provides that the investment adviser and its officers, directors and employees, may engage in other businesses, devote time and attention to any other business (whether of a similar or dissimilar nature), and render services to others.

     Description of the Adviser. The investment adviser is a Wisconsin corporation and a registered investment adviser. The investment adviser is controlled by Mr. Kellner. The investment adviser's executive officers are Mr. Kellner, Chairman of the Board and Chief Executive Officer (his principal occupation); Mr. Wilson, Vice Chairman and Treasurer (his principal occupation); Mr. Patrick J. English, President; Mr. Gary G. Wagner, Executive Vice President; Mr. John Brandser, Vice President-Fixed Income and Secretary; Ms. Camille Wildes, Vice President; and Ms. Jody Reckard, Vice President. The directors of the investment adviser are Messrs. Kellner and Wilson. The business address of the investment adviser and its executive officers is 225 East Mason Street, Milwaukee, Wisconsin 53202.

     Required Vote. The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the fund is required for the approval of the amended investment advisory agreement. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the amended investment advisory agreement, but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (other than by abstentions or broker non-votes), assuming more than 50% of the outstanding shares of the fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the amended investment advisory agreement if
(b) above is applicable.

Abstentions and broker non-votes (i.e., proxies with respect to shares held by a broker or other nominee that are not voted because the nominee lacks discretionary authority to vote the shares) have the same effect as a vote against the amended investment advisory agreement.

     If at the announced time of the meeting insufficient votes have been received to approve the amended investment advisory agreement, we may adjourn the meeting to one or more later dates to allow time to solicit additional proxies sufficient to approve the amended investment advisory agreement. The persons designated as proxies will vote proxies "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments. If the shareholders of the fund do not approve the amended investment advisory agreement, then we will consider such alternative actions as are in the best interest of the fund.

     Each proposal must be approved before any of the proposals will be implemented. In other words, if any one of the proposals is not approved, then the other proposals will not be implemented (whether or not they are approved).

     Recommendation. Our Board of Directors has unanimously approved the proposal to amended the investment advisory agreement. In doing so, it considered the following factors:

     o The amended investment advisory agreement is substantially identical to the existing investment advisory agreement.

     o The services to be performed by the investment adviser under the amended investment advisory agreement are the same.

     o The lower investment advisory fee to be paid to the investment adviser.

     o    The past investment performance of the fund.

     o    Fees paid to investment advisers of comparable funds.

     Accordingly, our Board of Directors recommends a vote "for" the proposal to amend the fund's investment advisory agreement.


            PROPOSAL NO. 3: APPROVAL OF FUND BECOMING NON-DIVERSIFIED

     General. Under the Investment Company Act of 1940, a registered investment company is classified as either "diversified" or "non-diversified." An investment company that is classified as diversified may not change its classification without shareholder approval.

     Currently, the FMI AAM Palm Beach Total Return Fund is classified as diversified under the Investment Company Act of 1940. As a diversified fund, pursuant to the Investment Company Act of 1940 and the fund's investment restriction, the fund may not invest more than 5% of its total assets in any one issuer (excluding the U.S. government) or own more than 10% of the outstanding voting securities of any one issuer. In effect, the diversification requirement requires the fund to invest in a broad array of securities.

     Our Board of Directors has proposed that the fundamental investment restriction of the fund concerning diversification of investments be amended to allow the fund to become a "non-diversified" fund, effective upon obtaining shareholder approval. If the proposal is not approved by the shareholders, then the fund will remain a diversified fund.

     Discussion. Our current investment restriction concerning diversification, which is a fundamental policy and cannot be changed without shareholder approval, states:

          "5. None of the Funds will purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, such Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of such Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the assets of each of the Emerging Growth Fund [FMI Knappenberger Bayer Emerging Growth Fund], the Small Capitalization Value Fund [FMI Woodland Small Capitalization Value Fund] and the Contrarian Value Fund [FMI Sasco Contrarian Value Fund] may be invested without regard to these limitations."

     As amended, our investment restriction concerning diversification would read as follows:

          "5. None of the Funds will purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, such Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of such Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the assets of each of the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may be invested without regard to these limitations and except that up to 50% of the assets of the Strategy Fund [FMI Provident Trust Strategy Fund] may be invested without regard to these limitations."

     If our shareholders approve the fund becoming a non-diversified fund, then we will no longer be subject to the diversification requirement. This means that we will be able to invest in fewer securities than a diversified fund, and our investment in any one issuer will be subject only to certain limitations of the Internal Revenue Code, which are described below.

     We believe that changing our status will provide our sub-adviser with more flexibility to achieve the fund's goal of a high total return through long-term growth of capital and income. If we become a non-diversified fund, then our portfolio may include the securities of a smaller total number of issuers than if we were diversified. In these circumstances, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in our total return or asset valuation than if we were required to hold smaller positions of the securities of a larger number of issuers.

     Diversification for Tax Purposes. Although we are seeking non-diversified status within the meaning of the Investment Company Act of 1940, we intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, we must satisfy the diversification requirements of the Internal Revenue Code. Those requirements include a "50% test" and a "25% test."

     The 50% test requires that at the end of each quarter of our taxable year, at least 50% of the value of our total assets be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities. For this purpose, "other securities" do not include investments in the securities of any one issuer that represent more than 5% of the value of our total assets or more than 10% of the issuer's outstanding voting securities.

     The 25% test requires that at the end of each quarter of our taxable year, not more than 25% of our total assets be invested in the securities of any one issuer, except for the securities of the U.S. government or other regulated investment companies.

     Required Vote. The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the fund is required for the approval of the fund becoming non-diversified. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of the fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal to become non-diversified, but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (other than by abstention or broker non-votes), assuming more than 50% of the outstanding shares of the fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the proposal to become non-diversified if (b) above is applicable. Abstentions and broker non-votes (i.e., proxies with respect to shares held by a broker or other nominee that are not voted because the nominee lacks discretionary authority to vote the shares) have the same effect as a vote against the proposal to become non-diversified.

     If at the announced time of the meeting insufficient votes have been received to approve the fund becoming non-diversified, we may adjourn the meeting to one or more later dates to allow time to solicit additional proxies sufficient to approve the proposal. The persons designated as proxies will vote proxies "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments. If the shareholders of the fund do not approve the fund becoming non-diversified, then we will consider such alternative actions as are in the best interest of the fund.

     Each proposal must be approved before any of the proposals will be implemented. In other words, if any one of the proposals is not approved, then the other proposals will not be implemented (whether or not they are approved).

     Recommendation. Our Board of Directors has unanimously approved changing the fund's classification from diversified to non-diversified. The Board of Directors considered a variety of factors, including the information described above and the possibility that under certain market conditions the fund's investment performance may be enhanced if it is permitted to invest in a non-diversified manner.

     Accordingly, our Board of Directors recommends a vote "for" changing the fund's classification from diversified to non-diversified.

                                  ADMINISTRATOR

     Our administrator is Fiduciary Management, Inc. Its principal office is located at 225 East Mason Street, Milwaukee, Wisconsin 53202.


                        RECEIPT OF SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not insure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.


                                  OTHER MATTERS

     Our Board of Directors knows of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.


                                  SOLICITATION

     We will bear the cost of soliciting proxies. We expect to solicit proxies mainly by mail. Some of our employees may also solicit proxies personally and by telephone. We may in our discretion elect to use the services of an outside proxy solicitor, and, in such event, we will pay the cost of using the services of such outside proxy solicitor. Also, we will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the FMI AAM Palm Beach Total Return Fund.


                                 CHANGE OF NAME

     Following the special meeting (and any adjournments), assuming the proposals are approved, we will change the designated name of the FMI AAM Palm Beach Total Return Fund to "FMI Provident Trust Strategy Fund."

     If you would like to receive a copy of our latest annual report and semi-annual report succeeding the annual report, please write to FMI Mutual Funds, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention:
Corporate Secretary, or by calling 1-800-811-5311. We will furnish these copies free of charge.

                                                FMI MUTUAL FUNDS, INC.

                                                /s/ Donald S. Wilson

                                                Donald S. Wilson
                                                Secretary
Milwaukee, Wisconsin
August 19, 2002

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                   OF THE FMI AAM PALM BEACH TOTAL RETURN FUND

     The undersigned constitutes and appoints Mr. Ted D. Kellner and Mr. Donald
S. Wilson, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the FMI AAM Palm Beach Total Return Fund, to be held at the offices of Fiduciary Management, Inc. at 225 East Mason Street, Milwaukee, Wisconsin 53202, on Monday, September 9, 2002, at 9:30 a.m. (local time), and at any adjournments or postponements thereof, all shares of stock of the fund that the undersigned is entitled to vote as follows:

     1.   To approve the new sub-advisory agreement.

          |_|   For               |_|   Against               |_|   Abstain

     2.   To approve amending the investment advisory agreement.

          |_|   For               |_|   Against               |_|   Abstain

     3. To approve changing the fund's classification from "diversified" to "non-diversified."

          |_|   For               |_|   Against               |_|   Abstain

     4. In their discretion upon such other business as may properly come before the meeting.

                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for each proposal and for
                                        any adjournment.

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                        Dated ____________________, 2002


                                        Signed__________________________________

                                        Signed__________________________________

This proxy is solicited on behalf of the Board of Directors of FMI Mutual Funds, Inc.

|_|  Please check here if you will be attending the meeting.

                                                                         Annex A

                             SUB-ADVISORY AGREEMENT

                        FMI PROVIDENT TRUST STRATEGY FUND

     THIS SUB-ADVISORY AGREEMENT (this "Agreement") is made this ___ day of _______, 2002, by and among FMI MUTUAL FUNDS, INC., a Wisconsin corporation (the "Company"), FIDUCIARY MANAGEMENT, INC., a Wisconsin corporation (the "Adviser"), and PROVIDENT TRUST COMPANY, a Wisconsin corporation (the "Portfolio Manager").

                                    RECITALS:

     A. The Company is a diversified open-end management investment company registered as an investment company under the Investment Company Act of 1940 (the "Act"), and subject to the rules and regulations promulgated thereunder. The Company's authorized shares of Common Stock are divided into five series, each of which constitutes a separate investment portfolio or fund with different investment objectives and policies. Each share of a fund represents an undivided interest in the assets, subject to the liabilities, allocated to that portfolio.

     B. The Adviser acts as the "investment adviser" (as defined in Section 2(a)(20) of the Act) to the FMI Provident Trust Strategy Fund (the "Fund"), a series of the Company's common stock, pursuant to the terms of an Investment Advisory Agreement. The Adviser is responsible for the day-to-day management and overall administration of the Fund and the coordination of investment of the Fund's assets in portfolio securities. However, specific portfolio purchases and sales for the Fund's investment portfolio, or a portion thereof, are to be made by advisory organizations recommended and selected by the Adviser, subject to the approval of the Board of Directors of the Company.

                                   AGREEMENT:

     WHEREAS, the Adviser and the Company desire to retain the Portfolio Manager as the investment adviser and the portfolio manager for the Fund;

     NOW, THEREFORE, the Company, the Adviser and the Portfolio Manager do mutually promise and agree as follows:

     1. Employment. The Adviser being duly authorized hereby appoints and employs the Portfolio Manager as a discretionary portfolio manager to the Fund for those assets of the Fund which the Adviser determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"), for the period and on the terms set forth in this Agreement. The Portfolio Manager hereby accepts the appointment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund with respect to the investments of the Fund Account in accordance with the provisions of this Agreement.

     2. Authority of the Portfolio Manager. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.

     3. Portfolio Management Services of the Portfolio Manager. The Portfolio Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities of the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof and such operational procedures as may be agreed to from time to time by the Portfolio Manager and the Company or the Adviser (the "Operational Procedures"). In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, the supervision and control of the Board of Directors of the Company, such specific instructions as the Board of Directors may adopt and communicate to the Portfolio Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, the provisions of Schedule A hereto and instructions from the Adviser. The Portfolio Manager is not authorized by the Company to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Portfolio Manager shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time). At the Company's or the Adviser's reasonable request, the Portfolio Manager will consult with the Company or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account.

     4. Investment Objectives, Policies and Restrictions. The Company will provide the Portfolio Manager with a statement of the investment objectives, policies and restrictions applicable to the Fund and any specific investment restrictions applicable to the Fund as established by the Company, including those set forth in its registration statement under the Act and the Securities Act of 1933, as amended. The Company retains the right, on written notice to the Portfolio Manager from the Company or the Adviser, to modify any such objectives, policies or restrictions in any manner at any time.

     5. Transaction Procedures. All transactions will be consummated by payment to or delivery by U.S. Bank, N.A. (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Portfolio Manager shall advise the Custodian and confirm in writing to the Company and to the Fund's administrator, Fiduciary Management, Inc., or any other designated agent of the Company, all transactions for the Fund Account executed by it with brokers and dealers at the time and in the manner as set forth in the Operational Procedures. The Portfolio Manager shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Company shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

     6. Proxies. The Company or the Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Company, the Portfolio Manager shall provide the Company with its recommendations as to the voting of such proxies.

     7. Compensation of the Portfolio Manager. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule B. Pursuant to the provisions of the Investment Advisory Agreement between the Company and the Adviser, the Adviser is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Adviser. As to the Fund, if, in any fiscal year, the Adviser is obligated pursuant to the Investment Advisory Agreement to waive fees payable to it by the Fund or reimburse expenses to the Fund, the Portfolio Manager shall pay to the Adviser an amount equal to the product of (a) the ratio of the total fee paid to the Portfolio Manager in any fiscal year (as the numerator) to the total fee paid to the Adviser in any fiscal year (as the denominator) times (b) any fee waiver or expense reimbursement that the Adviser is obligated to pay to the Fund in any fiscal year. In any event, the Adviser shall remain liable to the Company for the full amount of such fee waiver or expense reimbursement.

     8. Other Investment Activities of the Portfolio Manager. The Company acknowledges that the Portfolio Manager or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Company agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Company acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Company shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

     9. Certificate of Authority. The Company, the Adviser and the Portfolio Manager shall furnish to each other from time to time certified copies of the resolutions of their Boards of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Company, the Fund Account, the Portfolio Manager and/or the Adviser.

     10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Portfolio Manager, the Portfolio Manager shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

     11. Brokerage Commissions. The Adviser, subject to the control and direction of the Board of Directors of the Company, and the Portfolio Manager, subject to the control and direction of the Board of Directors of the Company and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser or the Portfolio Manager may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser or the Portfolio Manager a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Portfolio Manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Portfolio Manager shall provide such reports as the Board of Directors of the Company or the Adviser may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated.

     12. Confidentiality. Subject to the duty of the Portfolio Manager and the Company to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Company in respect thereto.

     13. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

         a. The Portfolio Manager has been duly appointed by the Board of Directors of the Company to provide investment services to the Fund Account as contemplated hereby.

         b. The Company will deliver to the Portfolio Manager a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

     14. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

         a. The Portfolio Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act"); or is a "bank" as defined in Section

     202(a)(2) of the Advisers Act or an "insurance company" as defined in
     Section 202(a)(2) of the Advisers Act.

         b. The Portfolio Manager will maintain, keep current and preserve on behalf of the Company, in the manner required or permitted by the Act, the records identified in Schedule A. The Portfolio Manager agrees that such records (unless otherwise indicated on Schedule A) are the property of the Company, and will be surrendered to the Company promptly upon request.

         c. The Portfolio Manager will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or the Company may from time to time require to ensure compliance with the Act, the Internal Revenue Code and applicable state securities laws.

         d. The Portfolio Manager will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the act and will provide the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Portfolio Manager shall permit the Company, its employees or its agents to examine the reports required to be made to the Portfolio Manager by Rule 17j-1(c)(1).

         e. The Portfolio Manager will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Company and the Adviser.

         f. The Portfolio Manager will immediately notify the Company and the Adviser of the occurrence of any event which would disqualify the Portfolio Manager from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

     15. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors in the manner required by the Act.

     16. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by any party hereto immediately upon written notice to the others in the event of a breach of any provision hereof by the party so notified, or otherwise, upon giving thirty (30) days' written notice to the others, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of _______ ___, 2002 and ending _______ ___, 2004 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by the Board of Directors of the Company in the manner required by the Act.

                                       ***

                       [Signatures are on the next page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                     FMI MUTUAL FUNDS, INC.
                                     (the "Company")


                                     By:
                                         ---------------------------------------



                                     FIDUCIARY MANAGEMENT, INC.
                                     (the "Adviser")


                                     By:
                                        ----------------------------------------



                                     PROVIDENT TRUST COMPANY
                                      (the "Portfolio Manager")

                                     By:
                                        ----------------------------------------

                                                                         Annex A

                                   SCHEDULE A

                RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

     1. (1940 Act Rule 31a-1(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         a.  The name of the broker;

         b. The terms and conditions of the order and of any modifications or cancellation thereof;

         c.  The time of entry or cancellation;

         d.  The price at which executed;

         e.  The time of receipt of a report of execution; and

         f.  The name of the person who placed the order on behalf of the Fund.

     2. (1940 Act Rule 31a-1(b)(9)). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         a.  Shall include the consideration given to:

             (i)   the sale of shares of the Fund by brokers or dealers.

             (ii) The supplying of services or benefits by brokers or dealers to:

                   (1)  The Fund,

                   (2)  The Adviser,

                   (3)  The Portfolio Manager, and

                   (4)  Any person other than the foregoing.

             (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

         b.  Shall show the nature of the services or benefits made available.

         c. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

         d. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

     3. (1940 Act Rule 31a-1(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.1

     4. (1940 Act Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with respect to the Fund Account.



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     1  Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation, i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews).

                                                                         Annex A

                                   SCHEDULE B

                                  FEE SCHEDULE


     For its services to the Fund, the Adviser shall pay the Portfolio Manager a fee, paid monthly, based on the average daily net assets of the Fund, as determined by valuations made as of the close of each business day of the month. The fee shall be 1/12 of 0.60% of the average daily net assets of the Fund (0.50% of the average daily net assets of the Fund in excess of $30,000,000).

     The fee shall be pro-rated for any month during which the Agreement is in effect for only a portion of the month.